UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

February 22, 2010

AIRGAS, INC.

______________________________________________________

(Exact name of registrant as specified in its charter)

Delaware                                                   1-9344                                              56-0732648

_______________                    _______________________                        _____________

(State or other                                   (Commission File Number)                          (I.R.S. Employer

   jurisdiction of incorporation)                                                                                  Identification No.)

259 North Radnor-Chester Road, Suite 100

Radnor, PA  19087-5283

_________________________________________

(Address of principal executive offices)

                                             Registrant's telephone number, including area code: (610) 687-5253

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01 Other Events

On February 22, 2010, Airgas, Inc. (“Airgas”) issued a press release announcing that its Board of Directors rejected the unsolicited tender offer from Air Products & Chemicals, Inc. (“Air Products”) and recommended that Airgas stockholders not tender their shares into Air Products’ offer.  The press release is attached as Exhibit 99.1 and incorporated herein by reference. The Board also took action under Airgas’ shareholder rights plan to defer the distribution of rights that would otherwise occur ten business days after the announcement of the offer, which action is further described in Airgas’ Schedule 14D-9 filed with the Securities and Exchange Commission on February 22, 2010.

Other Information

            ADDITIONAL INFORMATION

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities.  In response to the tender offer commenced by Air Products Distribution, Inc., a wholly owned subsidiary of Air Products and Chemicals, Inc., Airgas has filed a solicitation/recommendation statement on Schedule 14D-9 with the U.S. Securities and Exchange Commission (“SEC”).  INVESTORS AND SECURITY HOLDERS OF AIRGAS ARE URGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by Airgas through the web site maintained by the SEC at http://www.sec.gov.

In addition, Airgas may file a proxy statement with the SEC.  Any definitive proxy statement will be mailed to stockholders of Airgas.  INVESTORS AND SECURITY HOLDERS OF AIRGAS ARE URGED TO READ THESE AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Investors and security holders will be able to obtain free copies of these documents (when available) and other documents filed with the SEC by Airgas through the web site maintained by the SEC at http://www.sec.gov.  Also, materials related to Air Products’ unsolicited proposals are available in the “Investor Information” section of the Company’s website at www.airgas.com, or through the following web address:  http://investor.shareholder.com/arg/airgascontent.cfm.

            CERTAIN INFORMATION REGARDING PARTICIPANTS

Airgas and certain of its directors and executive officers may be deemed to be participants under the rules of the SEC. Security holders may obtain information regarding the names, affiliations and interests of Airgas’ directors and executive officers in Airgas’ Annual Report on Form 10-K for the year ended March 31, 2009, which was filed with the SEC on June 1, 2009, and its proxy statement for the 2009 Annual Meeting, which was filed with the SEC on July 13, 2009.  These documents can be obtained free of charge from the sources indicated above.  Additional information regarding the interests of these participants in any proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC if and when they become available.

Item 9.01 Financial Statements and Exhibits

(a)  None

(b)  None

(c)  None

(d)  Exhibits.

  99.1 – Airgas Press Release dated February 22, 2010

Signature

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Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 22, 2010                                               AIRGAS, INC.

                                                                                          (Registrant)

                                                                                          BY:  /s/  Thomas M. Smyth

                                                                                          Thomas M. Smyth

                                                                                          Vice President  & Controller

                                                                                          (Principal Accounting Officer)